REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 27, 2017, by and among Windtree Therapeutics, Inc., a Delaware corporation (the “Company”), Deerfield Private Design Fund II, L.P. (“DPDF II”), Deerfield Private Design International II, L.P. (“DPDI II”) and Deerfield Special Situations Fund, L.P. (“DSSF,” and together with DPDF II and DPDI II, “Lenders,” and each, a “Lender”).

WHEREAS:

A. In connection with the Exchange and Termination Agreement by and among the parties hereto and Deerfield PDI Financing II, L.P. of even date herewith (the “Exchange and Termination Agreement”), the Company and the Lenders (and, as applicable, Deerfield PDI Financing II, L.P.) have agreed, upon the terms and subject to the conditions contained therein, to terminate that certain Facility Agreement, dated February 13, 2013, as amended, and related agreements and exchange their respective Notes for (i) a cash payment in the aggregate amount of $2,500,000, (ii) an aggregate of 1,422,250 shares of Common Stock (together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to such shares, the “Exchange Shares”) and (iii) the right to receive certain Milestone Payments, as set forth in the Exchange and Termination Agreement.

B. To induce the Lenders and Deerfield PDI Financing II, L.P. to execute and deliver the Exchange and Termination Agreement, the Company has agreed to provide certain registration rights for the Exchange Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders hereby agree as follows:

1. DEFINITIONS.

a. As used in this Agreement, the following terms shall have the following meanings:

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any successor statute.

(ii) “Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(iii) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(iv) “Registration Statement(s)” means the registration statement of the Company under the Securities Act required to be filed hereunder.

(v) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and any successor statute.

2. REGISTRATION.

a. PIGGY-BACK REGISTRATIONS. If at any time prior to the date that is five business days following the date that Company files its Annual Report on Form 10-K for the year ending December 31, 2017 (the "Piggy-back Registration Period"), the Company files with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than debt securities or securities being registered on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall include in such registration statement all of the Exchange Shares, and use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible, and in no event later than 90 days, after the date of filing thereof.

b. MANDATORY REGISTRATION. If the Company shall have failed to include all of the Exchange Shares in a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities pursuant to Section 2(a) above during the Piggy-back Registration Period, or shall have failed to cause such Registration Statement to be declared effective by the SEC no later than 90 days from the date of filing thereof (the “Effectiveness Deadline”), then the Company shall file with the SEC a Registration Statement for the resale of all of the Exchange Shares no later than (i) one business day following the end of the Piggy-back Registration Period or (ii) in the event that the Company has included all of the Exchange Shares in a Registration Statement pursuant to Section 2(a) and used its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible thereafter, but such Registration Statement has not be declared effective by the Registration Deadline, no later than one business day following the Effectiveness Deadline.

3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Exchange Shares, the Company shall have the following obligations:

a. The Company shall prepare promptly, and file with the SEC, as soon as practicable, a Registration Statement with respect to the Exchange Shares (whether pursuant to Section 2(a) or 2(b)) and thereafter use its reasonable best efforts to cause such Registration Statement relating to the Exchange Shares to become effective as soon as possible after such filing, but in any event shall cause such Registration Statement relating to the Exchange Shares to become effective no later than the 90 days from the date of filing, and shall keep the Registration Statement current and effective, and available for the resale of all of the Exchange Shares by the Lenders pursuant to Rule 415 under the Securities Act, at all times until such date as is the earlier of (i) the date on which all of the Exchange Shares for such Registration Statement have been sold and (ii) the date on which all of the Exchange Shares for such Registration Statement (in the reasonable opinion of counsel to the Lenders) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), and without compliance with any “current public information” requirement, pursuant to Rule 144 under the Securities Act (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except that such provision shall not apply to any information provided by a Lender or any transferee of a Lender pursuant to Section 4(a)). The Registration Statement shall contain a plan of distribution approved by the Lenders.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement current and effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Exchange Shares of the Company covered by such Registration Statement until such time as all of such Exchange Shares have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

c. The Company will immediately notify the Lenders by email or facsimile of the effectiveness of the Registration Statement or any post-effective amendment. The Company will respond to any and all comments received from the SEC as soon as reasonably practicable, with a view towards causing such Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable, but no later than five (5) business days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review. No later than the second business day after the Registration Statement becomes effective, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) under the Securities Act.

d. The Company shall use its reasonable best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Exchange Shares covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Lenders shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Exchange Shares for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

e. As promptly as practicable after becoming aware of such event, the Company shall notify each Lender of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its reasonable best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Lender as such Lender may reasonably request.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Lender who holds Exchange Shares being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

g. The Company shall permit a single firm of counsel designated by the Lenders (“Legal Counsel”) to review, at Lenders' own cost, such Registration Statement, and all amendments and supplements thereto, a reasonable period of time (but not less than five (5) business days) prior to their filing with the SEC and not file any documents in a form to which Legal Counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to Legal Counsel. The Company shall hold in confidence and not make any disclosure of information concerning a Lender provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning such Lender is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Lender prior to making such disclosure, and allow such Lender, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

h. Within two (2) business days after a Registration Statement which includes Exchange Shares is ordered effective by the SEC, the Company cause the transfer agent for the Exchange Shares (with copies to each Lender) an appropriate instruction and, if required by the transfer agent, an opinion of such counsel in the form required by the transfer agent in order to issue the Exchange Shares free of restrictive legends.

i. At the reasonable request of a Lender, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

j. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Lenders of Exchange Shares pursuant to a Registration Statement.

4. OBLIGATIONS OF THE DEERFIELD PARTY. In connection with the registration of the Exchange Shares, each Lender shall have the following obligations:

a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Exchange Shares of a Lender that such Lender shall furnish to the Company such information regarding itself, the Exchange Shares held by it and the intended method of disposition of the Exchange Shares held by it as shall be reasonably required to effect the registration of such Exchange Shares and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Lender of the information the Company requires from such Lender. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b. Each Lender, by such Lender’s acceptance of the Exchange Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Lender has notified the Company in writing of the Lender’s election to exclude all of such Lender’s Exchange Shares from such Registration Statement.

c. Each Lender agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), the Lender will immediately discontinue disposition of Exchange Shares pursuant to the Registration Statement covering such Exchange Shares until the Lender’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, the Lender shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Lender’s possession, of the prospectus covering such Exchange Shares current at the time of receipt of such notice.

5. EXPENSES OF REGISTRATION. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company (but not including fees and disbursements for counsel for any Lender) shall be borne by the Company.

7. INDEMNIFICATION. In the event any Exchange Shares are included in a Registration Statement under this Agreement:

a. The Company will indemnify, hold harmless and defend (i) each Lender and (ii) the directors, officers, partners, managers, members, employees, agents and each Person who controls any Lender within the meaning of the Securities Act or the Exchange Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus (preliminary, final, free writing or otherwise), or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Exchange Shares (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification provision contained in this Section 7(a) shall not apply (i) to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or behalf of any Indemnified Person for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, or (ii) to any amounts paid in settlement of any Claim effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the sale of the Exchange Shares by the Lenders.

b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Company, if, in the opinion of counsel for the Lenders, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel (as well as local counsel) for the Indemnified Persons, and such legal counsel shall be selected by Lenders. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action, and shall not otherwise relieve the Company of any liability. The Company shall not, without the prior written consent of the Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Party is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Indemnified Person.

c. Each Lender will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any Violation which occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about a Lender, where such information was furnished in writing to the Company by such Lender or on behalf of such Lender for the purpose of inclusion in such Registration Statement. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Lenders, which consent shall not be unreasonably withheld or delayed; and provided, further, however, that a Lender shall be liable under this Section 7(c) for only that amount of an Indemnity Claim as does not exceed the net amount of proceeds received by such Lender as a result of the sale of Exchange Shares pursuant to such Registration Statement.

d. Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against a Lender under this Section 7, deliver to such Lender a written notice of the commencement thereof, and such Lender shall have the right to participate in, and, to the extent such Lender so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Lender and the Company Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that a Company Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Lenders, if, in the reasonable opinion of counsel for the Company, the representation by such counsel of the Company Indemnified Person and the Lender would be inappropriate due to actual or potential differing interests between the Company Indemnified Person and any other party represented by such counsel in such proceeding. A Lender shall pay for only one separate legal counsel for the Company Indemnified Persons, and such legal counsel shall be selected in the reasonable judgment of the Company.

e. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

8. CONTRIBUTION. To the extent any indemnification by the Company or any Lender is prohibited or limited by law, each of the Company and each Lender agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law, based upon a comparative fault standard.

9. REPORTS UNDER THE 1934 ACT. With a view to making available to the Lenders the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) or any other similar rule or regulation of the SEC that may at any time permit the Lenders to sell securities of the Company to the public without registration, the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. so long as any of the Lenders own Exchange Shares, promptly upon request, furnish to the Lenders (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Lenders to sell such securities pursuant to Rule 144 without registration.

10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by each Lender to any transferee of all or any portion of the Exchange Shares if: (i) such Lender agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event that a Lender transfers all or any portion of its Exchange Shares pursuant to this Section, the Company shall have at least ten (10) days to file any amendments or supplements necessary to keep a Registration Statement current and effective, and available for the resale of all of the Exchange Shares, pursuant to Rule 415 of the Securities Act.

11. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the holders of a majority in interest of then-outstanding Exchange Shares. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Lenders and the Company.

12. MISCELLANEOUS.

a. A Person is deemed to be a holder of Exchange Shares whenever such Person owns of record or beneficially through a “street name” holder such Exchange Shares. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Exchange Shares, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Exchange Shares.

b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or email and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or email, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Windtree Therapeutics, Inc.

2600 Kelly Road

Suite 100

Warrington, Pennsylvania 18976

Fax: 215-488-9557

Attn: General Counsel

With copy to:

Dentons US LLP

1221 Avenue of the Americas

New York, New York 10020
Fax: (212) 768-6800

Email: ira.kotel@dentons.com
Attn: Ira L. Kotel

If to a Lender:

c/o Deerfield Mgmt, L.P.
780 Third Avenue, 37th Floor
New York, New York 10017
Fax: (212) 599-1248
Attn: James E. Flynn

With a copy to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022
Fax: (212) 940-8776
Attn: Mark I. Fisher, Esq.
          Elliot Press, Esq.

Each party shall provide notice to the other party of any change in address.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the parties hereto hereby agrees to submit to the exclusive jurisdiction of the commercial division, New York State Supreme Court, or the federal courts, in each case sitting in the City of New York, borough of Manhattan (and, in each case, the applicable state and federal appeals courts sitting in the City of New York or, if not available or applicable, the State of New York), which shall hear any dispute, claim or controversy arising in connection with or related to this Agreement, including the validity, breach or enforcement hereof, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is in an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e. This Agreement and the Exchange and Termination Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Exchange and Termination Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, and the provisions of Sections 7 and 8 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lenders by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Lenders shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

m. In the event a Lender shall sell or otherwise transfer any of such holder’s Exchange Shares, each transferee shall be allocated a pro rata portion of the number of Exchange Shares included in a Registration Statement for such transferor.

n. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing.

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[Signature page follows]

IN WITNESS WHEREOF, the undersigned Lenders and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: WINDTREE THERAPEUTICS, Inc. By: /s/ Craig Fraser Name: Craig Fraser Title: President & CEO

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By: Deerfield Mgmt, L.P., its General Partner

By: J.E. Flynn Capital LLC, its General Partner

By: /s/ David J. Clark

Name: David J. Clark

Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN

INTERNATIONAL II, L.P.

By: Deerfield Mgmt, L.P., its General Partner

By: J.E. Flynn Capital LLC, its General Partner

By: /s/ David J. Clark

Name: David J. Clark

Title: Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Mgmt, L.P., its General Partner

By: J.E. Flynn Capital LLC, its General Partner

By: /s/ David J. Clark

Name: David J. Clark

Title: Authorized Signatory